                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.)

    Filed by the registrant [X]
    Filed by a party other than the registrant [ ]
    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the Com-
                                           mission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or
        Rule 14a-12


                               ITEL CORPORATION
- -------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


                               ITEL CORPORATION
- -------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

- -------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transactions applies:

- -------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- -------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

- -------------------------------------------------------------------------------

    (5) Total fee paid:

- -------------------------------------------------------------------------------
    [X] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

- -------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

- -------------------------------------------------------------------------------

    (3) Filing party:

- -------------------------------------------------------------------------------

    (4) Date filed:

- -------------------------------------------------------------------------------

                                  [ITEL LOGO]

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 31, 1995

To the Stockholders of Itel Corporation:

     The Board of Directors of Itel Corporation has called a Special Meeting of the Stockholders of Itel Corporation to be held on Thursday, August 31, 1995 at 10:00 a.m., at the offices of the Company at Two North Riverside Plaza, Suite 1900, Chicago, Illinois 60606, to approve the adoption of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Anixter International Inc.

     Your attention is directed to the accompanying Proxy Statement for further information with respect to the matter to be acted upon at the meeting.

     Stockholders are cordially invited to attend the meeting in person. Whether or not you presently expect to attend the meeting, the Board of Directors asks you to complete, date and sign the enclosed proxy and return it by mail in the envelope provided. If you attend the meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     All common stockholders of record at the close of business on July 20, 1995 will be entitled to vote at the meeting or any adjournment(s) thereof. A complete list of the stockholders entitled to vote at the meeting will be open to examination by any stockholder for any appropriate purpose relating to the meeting during ordinary business hours for ten days prior to the meeting at the offices of Itel Corporation, Two North Riverside Plaza, Suite 1900, Chicago, Illinois 60606, and will also be available at the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [SIG]

                                          James E. Knox, Secretary

Chicago, Illinois
July 26, 1995

                                PROXY STATEMENT

                                      FOR

                        SPECIAL MEETING OF STOCKHOLDERS
                              OF ITEL CORPORATION

                         TO BE HELD ON AUGUST 31, 1995

     This Proxy Statement and the accompanying Proxy Card are first being mailed on or about July 25, 1995 to stockholders of record as of July 20, 1995 of Itel Corporation, a Delaware corporation ("Itel" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of the Stockholders of Itel to be held at the offices of the Company, Two North Riverside Plaza, Suite 1900, Chicago, Illinois 60606, at 10 a.m. on Thursday, August 31, 1995.

     This solicitation is being made by mail, although directors, officers and regular employees of Itel may solicit proxies from stockholders personally or by telephone, telegram or letter. The costs of this solicitation will be borne by Itel. Itel may request brokerage houses, nominees or fiduciaries and other custodians to solicit their principals or customers for their proxies, and may reimburse them for their reasonable expenses in so doing. In addition, Itel has retained Morrow & Co. to assist in the solicitation for a fee of $2,500 plus expenses.

     Stockholders of record at the close of business on July 20, 1995 will be entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. At the close of business on July 20, 1995, 26,750,828 shares of common stock were outstanding and entitled to vote at the Meeting. Each share of common stock is entitled to one vote.

     A majority of the outstanding shares of common stock will constitute a quorum for purposes of the Meeting and the affirmative vote of a majority of the outstanding shares is required for adoption of the proposed amendment to the Company's Certificate of Incorporation. Shares which abstain from voting, including broker "non-votes," will have the same effect as those voting NO.

     Proxies properly completed, signed and received prior to the Meeting will be voted in accordance with the instructions of the persons executing the same. In the absence of any contrary instructions, duly executed proxies will be voted FOR the adoption of an amendment to the Company's Certificate of Incorporation to change the Company's name as presented for approval by the stockholders pursuant to this Proxy Statement.

     A stockholder may revoke a proxy at any time prior to its being voted by filing, with the Secretary of the Company at the address set forth above, written notice of revocation or a duly executed proxy bearing a later date. A proxy may be revoked by a stockholder while attending the Meeting.

     The Board of Directors of the Company has approved for consideration by the stockholders of the Company the proposal to amend the Company's Certificate of Incorporation to change the Company's name to Anixter International Inc. The purpose of this change is to reflect the fact that the Company's sole operating company is Anixter Inc. and its subsidiaries. The Company's other assets consist primarily of 6,727,500 shares of ANTEC Corporation, (approximately 30% of the stock of this integrater and developer of broad band networks which is traded on NASDAQ National Market System) and assets held for sale which had a book value on June 30, 1995 of approximately $100 million.

     The Board of Directors recommends that stockholders vote in favor of this proposed amendment. The amendment will become effective upon the filing of a Certificate of Amendment to the Company's Certificate of Incorporation, which is expected to take place promptly after the proposed amendment is approved by a majority of the outstanding shares.

     The following table sets forth, as July 20, 1995, certain information with respect to the Common Stock that may be deemed to be beneficially owned by each director, the five most highly compensated executive officers as of the end of 1994, and all directors and executive officers as a group.

                                                                    STOCK
                                                                   OPTIONS
                                                    COMMON           AND                       PERCENT
                                                     STOCK       WARRANTS(2)       TOTAL       OF CLASS
                                                   ---------     -----------     ---------     --------
Name of Beneficial Owner(1)
  Sir James Blyth...............................
  Bernard F. Brennan............................       5,000        25,000          30,000          *
  Rod F. Dammeyer...............................     119,483       116,666         236,149          *
  Robert E. Fowler, Jr..........................
  F. Phillip Handy..............................      42,200(3)     45,000          87,200          *
  Melvyn N. Klein...............................       2,500(4)     40,000          42,500          *
  John R. Petty.................................                    35,000          35,000          *
  John A. Pigott................................       2,000         5,000           7,000          *
  Sheli Z. Rosenberg............................      22,241(5)     10,000          32,241(5)       *
  Thomas C. Theobald............................       3,000                         3,000          *
  Samuel Zell...................................   5,983,704(6)     66,667       6,050,371(6)    22.6(7)
  James E. Knox.................................      11,096       178,526         189,622          *
  All directors and executive officers as a
     group including the above-named
     persons(8).................................   6,196,724       523,491       6,720,215       24.6(7)

- -------------------------
 * Percentage of shares beneficially owned does not exceed one percent of the class.

(1) Unless otherwise indicated, each person included in the group has sole investment power and sole voting power with respect to the securities beneficially owned by such person.

(2) The amounts shown in this column reflect shares of Common Stock subject to warrants and stock options granted to officers and directors under the 1983, 1987, 1989 and 1992 Stock Plans that are exercisable within 60 days of the date of this table.

(3) Includes 9,700 shares held in trust for Mr. Handy's minor children and of which Mr. Handy disclaims beneficial ownership.

(4) Includes 2,000 shares held in trust for Mr. Klein's minor children and of which Mr. Klein disclaims beneficial ownership.

(5) Mrs. Rosenberg is a co-trustee of the trust described in "Security Ownership of Principal Stockholders" below and by reason thereof may be deemed to be the beneficial owner of 62,416 shares of Common Stock held by that trust and of the Common Stock held by the partnerships described in note (6) below of which that trust is one of two general partners. Mrs. Rosenberg disclaims any beneficial ownership of the shares of Common Stock held by such trust and its partnerships.

(6) All but 70,000 of the shares of Common Stock shown in this table are owned by partnerships of which a trust of which Mr. Zell is the trustee and beneficiary is one of two general partners or managing general partners. (See "Security Ownership of Principal Stockholders" below.) Mr. Zell disclaims beneficial ownership of all of these shares of Common Stock.

(7) All warrants and options exercisable within 60 days of the date of this table which may be deemed to be beneficially owned by the person or persons for whom the calculation is being made are deemed to have been exercised for the purpose of calculating this percentage.

(8) Unnamed executive officers have options to acquire less than 1% of the common stock of Anixter Inc., a subsidiary of the Company.

     The following table sets forth information as of July 20, 1995 with respect to each person who is known by the management of Itel to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

 TITLE                        NAME AND ADDRESS OF                   AMOUNT AND NATURE OF      PERCENT
OF CLASS                       BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP      OF CLASS
- --------      ---------------------------------------------------   --------------------      --------
Common        Riverside Partners                                          4,514,017(1)          22.9%(6)
              SZRL Investments                                            1,294,687(1)
              Equity Holdings                                               100,000(1)
              Robert H. and Ann Lurie Trust                                  62,416(1)
              Sheli Z. Rosenberg                                             32,241(1)
              Samuel Zell                                                   136,667(1)
              Two North Riverside Plaza
              Suite 600
              Chicago, Illinois 60606
Common        TIG Partners, L.P.                                          2,777,000(2)          10.4%
              200 West Madison Street
              Suite 3800
              Chicago, Illinois 60606
Common        The Equitable Companies Incorporated                        1,808,367(3)           6.8%
              787 Seventh Avenue
              New York, New York 10019
Common        Dietche & Field Advisers, Inc.                              3,607,500(4)          13.5%
              437 Madison Avenue
              New York, New York 10022
Common        FMR Corp.                                                   3,344,200(5)          12.5%
              82 Devonshire Street
              Boston, Mass. 02109

- -------------------------
(1) Riverside Partners, SZRL Investments and Equity Holdings are partnerships, the general partners or managing general partners of which are the Samuel Zell Revocable Trust and the Robert H. and Ann Lurie Trust. Samuel Zell is the beneficiary and trustee of the Samuel Zell Revocable Trust. Mrs. Lurie is the beneficiary and Mmes. Lurie and Rosenberg are the co-trustees of the Robert H. and Ann Lurie Trust. As a result, Mr. Zell and Mmes. Lurie and Rosenberg may be deemed to be the beneficial owners of the shares of Common Stock held by Riverside Partners, SZRL Investments and Equity Holdings. Mr. Zell and Mmes. Lurie and Rosenberg disclaim beneficial ownership of the stock owned by Riverside Partners, SZRL Investments and Equity Holdings and Mrs. Rosenberg disclaims beneficial ownership of the Common Stock held by the Robert H. and Ann Lurie Trust. The amounts shown include 76,667 shares obtainable within 60 days of the date of this table by the exercise of options. Substantially all of the shares owned by Riverside Partners, SZRL Investments and Equity Holdings are pledged to various financial institutions as collateral for loans to these entities. Under the various loan agreements, the pledgees cannot vote or exercise any ownership rights relating to the pledged shares or warrants unless there is an event of default.

(2) The general partner of TIG Partners, L.P. is PDA Corp. All of the issued and outstanding capital stock of PDA Corp. is owned by Nicholas J. Pritzker.

(3) According to a Schedule 13G filed by The Equitable Companies Incorporated ("Equitable"), on behalf of its subsidiaries and Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, and Uni Europe Assurance Mutuelle, and AXA, all French companies directly or indirectly owning stock of Equitable, Equitable and its subsidiaries (each of which makes independent voting and investment decisions) may be deemed, as of December 31, 1994, to have sole voting power for 1,804,417 shares, sole investment power for 1,808,217 shares and shared investment power for 150 shares.

(4) According to a Schedule 13G, dated January 19, 1995, Dietche & Field Advisors, Inc. has only sole voting power for these shares.

(5) According to a Schedule 13G as of December 31, 1994, FMR Corp. has sole voting power for 67,400 shares and sole investment power for 3,344,200 shares.

(6) All options exercisable within 60 days of the date of this table which may be deemed to be beneficially owned by the person or persons for whom the calculation is being made are deemed to have been exercised for the purpose of calculating this percentage.
                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [SIG]

                                          James E. Knox, Secretary
Chicago, Illinois
July 26, 1995

                     PROXY SOLICITED BY AND ON BEHALF OF
                          THE BOARD OF DIRECTORS OF
                               ITEL CORPORATION


The undersigned hereby appoints Rod F. Dammeyer, Dennis J. Letham and James
E. Knox and each of them (with full power of substitution in each) proxies of the undersigned to vote at a special Meeting of Stockholders of Itel Corporation to be held at 10:00 A.M., Central time, August 31, 1995 in the offices of the Company at Two North Riverside Plaza, Suite 1900, Chicago, Illinois, and at any adjournments thereof, all of the shares of Common Stock of Itel Corporation in the name of the undersigned on the record date.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY
THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO ANIXTER INTERNATIONAL INC.

           PLEASE SIGN AND DATE THE PROXY CARD ON THE REVERSE SIDE.



 COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE.

                                                              /X/ PLEASE MARK
                                                                  YOUR VOTES
                                                                   AS THIS

              ______________________
                     COMMON

1.  Proposal to amend the Company's certificate          FOR   AGAINST   ABSTAIN
    of Incorporation to change the Company's             / /     / /       / /
    name to Anixter International Inc.


                                                PLEASE CHECK BOX IF YOU
                                                INTEND TO BE PRESENT AT    / /
                                                MEETING

                                                COMMENT/ADDRESS CHANGE
                                                Please mark this box if
                                                you have written comments / /
                                                address change on the
                                                reverse side

                                                Dated___________________,1995


                                                _____________________________
                                                  (Signature of Stockholder)

                                                _____________________________
                                                 (Signature if held jointly)


                                               IMPORTANT: Please date this
                                               proxy and sign exactly as your
                                               name appears hereon. If stock is
                                               held jointly, both holders
                                               should sign. Executors,
                                               administrators, trustees,
                                               guardians and others signing in
                                               a representative capacity should
                                               give full title. PLEASE MARK,
                                               SIGN, DATE, AND RETURN THIS
                                               PROXY CARD PROMPTLY USING THE
                                               ENCLOSED ENVELOPE.